EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Eldorado Artesian Springs,  Inc. (the
"Company")  on Form  10-QSB/A for the period  ending  December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I,
Cathleen Shoenfeld, Chief Financial Officer of the Company, certify, pursuant to
18 USC SS. 1350,  as adopted  pursuant to SS. 906 of the  Sarbanes-Oxley  Act of
2002, that to the best of my knowledge and belief:

(1)  The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Cathleen Shoenfeld
----------------------
Chief Financial Officer

Dated: March 18, 2005